UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD

On June 15, 2023, Marblegate Acquisition Corp. (the “Company’) issued a press release announcing the confidential submission of the Registration Statement on Form S-4, relating to the proposed business combination with DePalma Acquisition I, LLC and DePalma Acquisition II, LLC (collectively, “DePalma”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On June 5, 2023, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on June 27, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the period by which the Company is required to consummate its initial business combination (the “Extension Amendment Proposal”).

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT OF

MARBLEGATE ACQUISITION CORP.

Dated June 5, 2023

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on June 5, 2023, in connection with the Special Meeting to be held on June 27, 2023. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. The Company makes the supplemental disclosures.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Amount in Trust Account as of June 2, 2023, the Record Date

In April 2023, the Company withdrew $646,000 of interest income from the Trust Account in order to pay federal income taxes. The Company has recently determined that funds were previously withdrawn from the Trust Account to pay such federal income taxes and thus should not have been re-drawn in April. Accordingly, the Company has deposited into the Trust Account $667,802.74 including interest that would have accrued on such funds from the date of withdrawal. Following such deposit, the amount in the Trust Account, as of June 15 2023, was $10,412,402.82, and the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.31 per share (which does not take into account any withdrawals from the Trust Account for the payment of taxes that may occur after June 15, 2023).

In addition, the Company has incurred additional working capital loans under the 2023 Note, with $945,000 outstanding as of June 15, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K dated April 3, 2023, relating to certain risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the Special Meeting and, beginning on June 8, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the June 2, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Special Meeting, and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

Marblegate Acquisition Corp.

By:	/s/ Jeffrey Kravetz
Name:	Jeffrey Kravetz
Title:	Chief Financial Officer

Exhibit 99.1

Marblegate Acquisition Corp. Announces Confidential Submission of Form S-4

Registration Statement Related to Proposed Business Combination

NEW YORK, June 15, 2023 – Marblegate Acquisition Corp. (NASDAQ: GATE) (“GATE”), a blank check company formed for the purpose of effecting a business combination, today announced the confidential submission with the U.S. Securities and Exchange Commission (“SEC”) of a draft registration statement on Form S-4 (the “Registration Statement”) relating to its previously announced proposed business combination with DePalma Acquisition I, LLC and DePalma Acquisition II, LLC (collectively “DePalma”), market leaders in providing specialized financing solutions to the regulated mobility sector, with a geographic focus on the NYC taxi market.

The transaction is expected to close in Q3 2023, subject to, among other things, SEC review, approval of GATE shareholders and regulatory approvals, and the satisfaction of other customary closing conditions.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between GATE and DePalma, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of GATE’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GATE and DePalma. These statements are subject to a number of risks and uncertainties regarding GATE’s businesses and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the proposed business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; the risk that the approval of the stockholders of GATE for the potential transaction is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the potential transaction; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by GATE’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the proposed business combination; costs related to the proposed business combination; and those factors discussed in GATE’s filings with the SEC, including the initial public offering prospectus, which was filed with the SEC on October 4, 2021, in GATEs Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in GATE’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that GATE presently does not know or that GATE currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GATE’s expectations, plans or forecasts of future events and views as of the date of this communication. GATE anticipates that subsequent events and developments will cause GATE’s assessments to change. However, while GATE may elect to update these forward-looking statements at some point in the future, GATE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing GATE’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, an affiliate of GATE has submitted the Registration Statement with the SEC, which includes a preliminary prospectus and preliminary proxy statement. GATE will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that GATE will send to its stockholders in connection with the proposed business combination. Investors and security holders of GATE are advised to read, when available, the proxy statement/prospectus in connection with GATE’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus will contain important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/final prospectus will be mailed to stockholders of GATE as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website http://www.sec.gov or by directing a request to Marblegate Acquisition Corp. at its principal executive offices at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York 10580.

Participants in the Solicitation

GATE, DePalma and their respective directors, executive officers, other members of management, and employees, as applicable, under SEC rules, may be deemed to be participants in the solicitation of proxies of GATE’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of GATE’s directors and officers in GATE’s filings with the SEC including the Registration Statement that has been submitted to the SEC by GATE, once finalized, which will include the proxy statement of GATE for the proposed business combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GATE or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact:

Marblegate Asset Management

(203) 413-6940

ir@marblegate.com